                     SUPPLEMENT DATED JULY 13, 2005 TO THE

                  CLASS I SHARES AND CLASS R SHARES PROSPECTUS


                            DATED DECEMBER 30, 2004

                        VAN KAMPEN EMERGING GROWTH FUND,

                   AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005


                              DATED MARCH 31, 2005

                       VAN KAMPEN GROWTH AND INCOME FUND,

          AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005 AND JUNE 6, 2005


                              DATED APRIL 29, 2005

                           VAN KAMPEN COMSTOCK FUND,

                   AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005

                       VAN KAMPEN EQUITY AND INCOME FUND,

          AS PREVIOUSLY SUPPLEMENTED ON MAY 23, 2005 AND JUNE 3, 2005

     The Prospectus is hereby supplemented as follows. Effective September 26, 2005:

     1) The last two rows of the "SHAREHOLDER FEES" table in the section of the Prospectus entitled "FEES AND EXPENSES OF THE FUND" are hereby deleted and replaced with the following:

                                    CLASS I SHARES    CLASS R SHARES
                                    --------------    --------------
Redemption fee*...................      2.00%             2.00%
Exchange fee*.....................      2.00%             2.00%

     * The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.

     2) The first sentence of the first paragraph in the section entitled "REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

     Generally, shareholders of Class I Shares and Class R Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time.

     3) The following paragraph is hereby added as the second paragraph in the section entitled "REDEMPTION OF SHARES":

     The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs and (ii) on shares received by reinvesting income dividends or capital gain distributions. In addition, the redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

     4) The first sentence of the second paragraph in the section entitled "REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

     The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 FEESPTD IR 7/05
                                                                     65208SPT-01